                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):             December 22, 1999

                        Millennium Pharmaceuticals, Inc.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

Delaware                                           0-28494            04-3177038
-------------------------------------------------------------------------------------
(State or Other Jurisdiction of Incorporation)   (Commission       (IRS Employer
                                                 File Number)     Identification No.)

75 Sidney Street, Cambridge, Massachusetts                            02139
-------------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)

(617) 679-7000
--------------------------------------------------------------------------------
(Registrant's telephone number, including area code)

                                 Not applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

The previously filed Condensed Consolidated Statements of Cash Flows for LeukoSite and subsidiary as contained in the 8K/A as filed on January 6, 2000 is hereby modified as follows:

     1. The Acquisition of ProScript-Stock issued for the nine months ended September 30, 1999 is changed from ($2,335,028) to ($1,820,034).

     2. The Acquisition of ProScript-total for the nine months ended September 30, 1999 is changed from ($104,194) to ($410,800).

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MILLENNIUM PHARMACEUTICALS, INC.

                                        By:/s/ Kevin P. Starr
                                           ------------------------------
                                           Kevin P. Starr
                                           Chief Financial Officer

Date: January 27, 2000

                                  EXHIBIT INDEX

EXHIBIT NO.            DESCRIPTION

23.1                   Consent of Arthur Andersen LLP